Filed pursuant to Rule 497(a)(1) File No. 333-170243 Rule 482 ad

PennantPark Floating Rate Capital Ltd. Proposes to Price Initial Public Offering

NEW YORK, NY – April 8, 2011 – PennantPark Floating Rate Capital Ltd. (the “Company”) (NASDAQ: PFLT) proposes to price its initial offering of 6,700,000 shares of common stock at a public offering price of $15.00 per share for total gross proceeds of $100,500,000. The closing of the offering will be subject to customary closing conditions and is expected to take place on April 13, 2011. The Company expects to grant the underwriters an option to purchase up to an additional 1,005,000 shares of its common stock to cover over-allotments, if any. The amount of shares offered and estimated proceeds reflect a reduction of approximately 33% from those set forth in the preliminary prospectus dated March 31, 2011. Please note that as a function of this reduction in the offering size “Other expenses” increased from 1.77% to 2.11% and “Total estimated annual expenses” increased from 5.62% to 5.96%. Each of these changes is reflected in the table below.

The Company expects to use substantially all of the net proceeds from this offering to make new investments in portfolio companies and for general working capital purposes.

Morgan Stanley, SunTrust Robinson Humphrey and UBS Investment Bank are acting as joint bookrunning underwriters. BMO Capital Markets, Houlihan Lokey, Janney Montgomery Scott, RBC Capital Markets and Stifel Nicolaus Weisel are acting as co-managers.

The following table is intended to assist you in understanding the costs and expenses that an investor in our common stock will bear directly or indirectly as a percentage of our common share offering price.

Stockholder Transaction Expenses (as a percentage of common share offering price):
Sales load	7.00	%(1)
Offering Expenses	0.65	%(2)
Dividend reinvestment plan fees	None	(3)

Total stockholder transaction expenses	7.65%

Estimated Annual Expenses (as a percentage of net assets attributable to common stock):
Management fees	1.80	%(4)
Incentive fees payable under the Investment Management Agreement	0.00	%(5)
Interest expense on borrowed funds	2.05	%(6)
Other expenses	2.11	%(7)

Total estimated annual expenses	5.96%

[Footnotes on following page]

(1)	The underwriting discount and commission (the sales load) with respect to shares to be sold in this offering, which is a one-time fee, is the only sales load payable in connection with this offering. The Investment Adviser has agreed to pay the underwriters $2,010,000 of this sales load ($2,311,500 if the underwriters exercise their overallotment option in full). We (and indirectly our stockholders) will be obligated to repay this amount (a) if during any four consecutive calendar quarter-period ending on or after the one year anniversary of the closing of the offering, our Pre-Incentive Fee Net Investment Income (as defined in the registration statement (including a preliminary prospectus) that was declared effective by the Securities and Exchange Commission on April 8, 2011) equals or exceeds 1.75% (7.0% annualized) of our net assets at the beginning of such period (as adjusted for any issuances or repurchases of shares of our common stock) or (b) upon our liquidation. If one or more of these events does not occur on or before April 7, 2014, we will not be obligated to repay this amount. We will repay such amount to the Investment Adviser in cash, and the Investment Adviser has agreed to use such payment to purchase shares of our common stock in the secondary market. Further, please be advised that to ensure repayment of the sales load, there is a risk the Investment Adviser will make more speculative investments.
(2)	Amount reflects estimated offering expenses of approximately $1,000,000 less $350,000, which the underwriters have agreed to reimburse us.
(3)	The expenses of the dividend reinvestment plan are included in “Other expenses.”
(4)	Our management fee under the Investment Management Agreement is based on our adjusted average gross assets, including those assets acquired using borrowings for investment purposes. PennantPark Investment Advisers, however, has agreed to waive the portion of the base management fee payable on any net proceeds of this offering that have not yet been invested in portfolio investments. See “Certain Relationships and Transactions—Investment Management Agreement” in the preliminary prospectus.
(5)	Reflects the aggregate amount of incentive fees we estimate will be payable under the Investment Management Agreement during our first year of operations following consummation of this offering up to one year. For a discussion of the manner in which the incentive fee is calculated, see “Certain Relationships and Transactions–Investment Management Agreement” in the preliminary prospectus.
(6)	We may borrow funds from time to time to make investments to the extent we determine that the economic situation is conducive to doing so. We have a commitment for up to $200.0 million available to us under the Credit Facility, which we expect to become effective shortly after the completion of this offering. For purposes of this section, we have estimated that our wholly owned subsidiary will borrow an amount equal to 80% of our net assets under the Credit Facility at an assumed interest rate of 2.56%, which is calculated based upon the LIBOR rate as of March 24, 2011 and the expected base lending rate under the Credit Facility of LIBOR plus (i) 2.25% while the Credit Facility is in its revolving period and (ii) 4.25% thereafter. Although we do not presently expect to do so during the 12 months following completion of this offering, we may also issue preferred stock subject to compliance with applicable requirements under the 1940 Act.
(7)	“Other expenses” includes estimated costs and expenses associated with our formation and organization and estimated costs for our first full year of operations.

Investors are advised to consider carefully the investment objective, risks and charges and expenses of PennantPark Floating Rate Capital Ltd. before investing. A registration statement (including a preliminary prospectus) was declared effective by the Securities and Exchange Commission on April 8, 2011. PennantPark Floating Rate Capital Ltd. will file a final prospectus with the Securities and Exchange Commission for the initial public offering described in this press release. The final prospectus will contain this and other information about PennantPark Floating Rate Capital Ltd. and should be read carefully before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. A registration statement relating to these securities was filed and has been declared effective by the Securities and Exchange Commission.

The offering may be made only by means of a final prospectus which may be obtained from the joint bookrunners at the following addresses: Morgan Stanley, via telephone: (866) 718-1649, email: prospectus@morganstanley.com, or standard mail at Morgan Stanley, 180 Varick Street, 2nd Floor, New York, NY 10014, Attention: Prospectus Dept.; SunTrust Robinson Humphrey, 3333 Peachtree Road NE, Atlanta, GA 30326, Attn: Prospectus Department, Phone: 404-926-5744, Email: prospectus@rhco.com; UBS Investment Bank, Attn: Prospectus Dept., 299 Park Avenue, New York, NY 10171, Telephone: (888) 827-7275 ext. 3884.

ABOUT PENNANTPARK FLOATING RATE CAPITAL LTD.

PennantPark Floating Rate Capital, Ltd. is a closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. The Company will primarily invest in floating rate loans made to companies whose debt is rated below investment grade. PennantPark Floating Rate Capital, Ltd. is managed by PennantPark Investment Advisers, LLC.

FORWARD-LOOKING STATEMENTS

This press release may contain “forward-looking statements”. All statements other than statements of historical facts included in this press release are forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

CONTACT:

Aviv Efrat

PennantPark Floating Rate Capital, Ltd.

Reception: (212) 905-1000